EXHIBIT 99.1



Preliminary Information for Advanta Mortgage Loan Trust 1996-2



              -  Advanta Mortgage Conduit Services
   Sponsor

              -  Advanta Mortgage Corp. USA
          Master Servicer

       -  Advanta Mortgage Loan Trust 1996-2

   Class A-1 Certificates         $92,819,000  6.740%
   Class A-2 Certificates         $56,572,000  7.030%
   Class A-3 Certificates         $36,642,000  7.440%
   Class A-4 Certificates         $19,406,000  7.750%
   Class A-5 Certificates         $29,561,000  8.080%
   Class A-6 Certificates         $64,625,000  1m LIBOR+.34%



The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.


                         Advanta Mortgage Loan Trust 1996-2

Title of Securities:    Advanta Mortgage Loan Trust 1996-2.  Classes A-1
                        through A-6 (collectively, the "Certificates").


Description of
Transaction: This approximately $300,000,000 FGIC-wrapped transaction is supported by two collateral types. The Class A-1 through A-5 Certificates are sequentially tranched and are backed by fixed-rate home equity mortgage loans. Certificate Class A-6 is a floating-rate class backed by adjustable-rate home equity mortgage loans. The Class A-6 Certificates will feature an interest shortfall reimbursement, in which any interest shortfall due to the movement in the one-month LIBOR rate will be carried forward, with accrued interest at the coupon rate, and paid from excess cash flow from the adjustable-rate collateral in a later period. Excess spread from each collateral pool will be available to credit-enhance the Certificates supported by the other pool through overcollateralization, The FGIC insurance policy does not cover payment of the interest shortfall reimbursement.

   For additional information concerning pricing and relative value, please call Greg Richter or Rob Karr on the asset backed desk at 212-778-2741. Additional structural and collateral information can be provided through Jacqueline Galdieri (212-778-2612) of the Structured Finance Group, or Brendan Keane (212-778-4231) of the Asset-Backed Finance Group.

    CERTIFICATE CLASSES A-1 THROUGH A-5
    (SUPPORTED BY FIXED-RATE HOME EQUITY MORTGAGE LOANS)

Settlement Date:  May 29, 1996

Dated Date:   May 1, 1996

Prepayment Assumption: 100% of "Advanta Ramp" (3.0% CPR in month 1 of loan origination with monthly incremental increases of approximately 1.55% CPR until the speed reaches 20% CPR in month 12).--Actual prepayments may vary.

                                Class A-1     Class A-2     Class A-3     Class A-4     Class A-5
Approximate Size               $92,819,000    $56,572,000   $36,642,000   $19,406,000   $29,561,000

Avg. Life to Maturity: (app.)    1.08 years    3.08 years    5.20 years   7.30 years    11.37 years
Avg. Life to Call:  (app.)       1.08 years    3.08 years    5.20 years   7.30 years     9.39 years

Coupon                             6.740%        7.030%        7.440%       7.750%      8.080%*


* The coupon on the Class A-5 Certificates will equal the lesser of 8.080% and the Pool 1 net funds cap rate. The Pool 1 net funds cap rate will equal the weighted average mortgage rates of the Pool 1 loans less servicing fees, insurer premiums, and trust expenses.

Expected Maturity    2.16 yrs  4.16 years  6.41 years   8.32 years  18.24 years

Stated Maturity       4/25/09    3/25/11    11/25/17     12/25/21     11/25/25


Expected Call Date     NA         NA           NA            NA       12/25/05


CERTIFICATE CLASS A-6 (SUPPORTED BY ADJUSTABLE-RATE HOME EQUITY MORTGAGE LOANS)

Settlement Date:  May 29, 1996

Dated Date:   May 29, 1996

Prepayment Assumption:  100% Advanta Ramp--Actual prepayments may vary.

     Class A-6
Approximate Size:         $64,625,000

Avg. Life to Maturity (app.)             4.32 years
Avg. Life to Call (app.)                 3.93 years

Coupon *:                1M LIBOR + 0.34%, subject to an available funds cap *

Coupon Day Count:        Actual/360

Life Cap:                              N/A

Expected Maturity:                     2/25/18

Stated Maturity:         4/25/26

Expected Call Date:                    12/25/05

* Coupon will step up by twice its stated margin if the clean up call is not exercised.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



    Advanta Mortgage Loan Trust 1996-2

Cleanup Call: The Master Servicer may repurchase the collateral and, as a result, cause the Certificates to be called at (All Certificate par plus accrued interest after the remaining balance of the Certificates is less than 10% of the Classes) original collateral balance. If the Class A-6 Certificates are not called at this point, the coupon on these Certificates will step up by twice its respective margin.

Collateral Pool 1: Fixed-rate home equity mortgage loans secured by one-to-four family residences.
(Supports Certificate
Classes A-1 through A-5,
app. $235,000,000)


Collateral Pool 2: Adjustable-rate home equity mortgage loans secured by one-to-four family residences.
(Supports Certificate
Class A-6,
app. $65,000,000)



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

    Advanta Mortgage Loan Trust 1996-2

Cross-Collateralization: Excess spread from one collateral pool will be available to credit enhance all Certificates supported by the other pool, pro-rata, based on their needs.

Form of Certificates: Book entry form, same day funds (through DTC, CEDEL or Euroclear).

Master Servicer:  Advanta Mortgage Corp. USA

Servicing Fee:   50 basis points per annum.

Trustee:   Bankers Trust Company of California N.A.

Payment Date:   The 25th day of each month or, if such day is not a business day, the next succeeding business day, beginning on June 25, 1996.

Payment Delay:   24 days for Certificate Classes A-1 through A-5 and no delay for Certificate Class A-6.

Interest Accrual
Period: Interest will accrue from the 1st day of the preceeding month until the 30th day of the preceding month for Certificate Classes A-1 through A-5 based on a 30/360 day count. For Certificate Class A-6, interest will accrue from the 25th date of the preceding month until the 24th day of the current month based on an actual/360 day count. The Class A-6 Certificates will start accruing interest from May 29, 1996.

Certificate Ratings:     The Certificates  will be rated AAA/Aaa by Standard &
Poor's and Moody's, respectively. These ratings will not address the interest shortfall reimbursement.

Certificate Insurer: Financial Guaranty Insurance Company ("FGIC"). FGIC's claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate Insurance: Timely interest and eventual principal payments on the Certificates will be 100% guaranteed by FGIC. The insurance policy does not include the interest shortfall reimbursement.

Prefunding Account:  None of the collateral is expected to be prefunded.


Overcollateralization: The subordination provisions of the Trust are intended to provide for limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. The accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates. This acceleration feature is intended to create, with respect to each Collateral Pool, an amount ("Overcollateralization") resulting from, and equal to, the excess of the aggregate principal balances of the Collateral Pool over the principal balance of the related Certificates. Once the required Overcollateralization level is reached, the acceleration feature will cease, unless necessary to maintain the required level of Overcollateralization.

    CERTIFICATE CLASSES A-1 THROUGH A-5 (supported by fixed-rate home equity mortgage loans) Excess spread will be used to build the Spread Amount to an initial target of 2.90% of the original principal balance. Upon the earlier of month 30 or 50% of Pool 1 paying down, the Spread Amount requirement will be changed to the lesser of 2.90% of original principal balance or 5.80% of current principal balance, subject to a floor of 0.50% of original principal balance.

    CERTIFICATE CLASS A-6 (supported by adjustable-rate home equity mortgage loans) Excess spread will be used to build the Spread Amount to an initial target of 4.00% of the original principal balance. Upon the earlier of month 30 or 50% of Pool 2 paying down, the Spread Amount requirement will be changed to the lesser of 4.00% of original principal balance or 8.00% of current principal balance, subject to a floor of 0.50% of original principal balance. Initial overcollateralization of approximately $375,000 will support Class A-6.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

    Advanta Mortgage Loan Trust 1996-2


Cashflow Structure:  Interest Payments are applied as follows:

    CERTIFICATE CLASSES A-1 THROUGH A-5 (supported by fixed-rate home equity mortgage loans) 1) Repayment of any unreimbursed Servicer advances with respect to defaulted loans; 2) Ongoing Trust Fees; 3) Accrued monthly interest; 4) Paydown of Certificates to the required level of Overcollateralization; 5) Any excess cash flow reverts to the holder of the residual interest.

    CERTIFICATE CLASS A-6 (supported by adjustable-rate home equity mortgage loans) 1) Repayment of any unreimbursed Servicer advances with respect to defaulted loans; 2) Ongoing Trust Fees; 3) Accrued monthly interest, subject to the available funds cap; 4) Paydown of Certificates to the required level of Overcollateralization; 5) Any excess cash flow reverts to the holder of the residual interest.


    Principal payments are applied as follows:

    CERTIFICATE CLASSES A-1 THROUGH A-5 (supported by fixed-rate home equity mortgage loans)
    1) 100% to Class A-1 until Class A-1 is retired;
    2) 100% to Class A-2 until Class A-2 is retired;
    3) 100% to Class A-3 until Class A-3 is retired;
    4) 100% to Class A-4 until Class A-4 is retired;
    5) 100% to Class A-5 until Class A-5 is retired;

    CERTIFICATE CLASS A-6 (supported by adjustable-rate home equity mortgage loans)
    1) 100% to Class A-6 until Class A-6 is retired;


Credit Enhancement: 1) 100% wrap from FGIC guarantees timely payment of interest and eventual principal (excluding interest shortfall reimbursement).
    2) Overcollateralization.
    3) Cross-Collateralization.
    4) Excess spread.

Pricing Date:   May 13, 1996

Settlement Date:  May 29, 1996

ERISA
Considerations:   All of the Certificates will be ERISA eligible.

Taxation:   REMIC.

Legal Investment:  The Certificates will not be SMMEA eligible.

Prospectus: The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


Available Funds information on Certificate A-6 Floating Rate Tranche:

Class A-6 Certificates are  subject to an available funds cap;



Available Funds = (Pool 2 Collateral Interest - Servicing Fee - Trustee Fee - Insurer's Premium - FGIC cushion (0% until month 37; 0.50% on Pool 2 balance thereafter))/(Bond Balance of Class A-6)

            Available
            Funds
  Period    Cap
- - ------------------------
  06/25/96  9.0439
  07/25/96  9.2068

  08/25/96  9.2969
  09/25/96  9.3533
  10/25/96  9.4545
  11/25/96  9.5315
  12/25/96  9.6172
  01/25/97  9.6981
  02/25/97  9.7849
  03/25/97  9.8282
  04/25/97  9.9241
  05/25/97 10.1069
  06/25/97 10.1366
  07/25/97 10.2110
  08/25/97 10.2192
  09/25/97 10.2193
  10/25/97 10.2546
  11/25/97 10.2770
  12/25/97 10.2770
  01/25/98 10.2780
  02/25/98 10.2781
  03/25/98 10.2782
  04/25/98 10.2782
  05/25/98 10.2913
  06/25/98 10.2914
  07/25/98 10.2914
  08/25/98 10.2915
  09/25/98 10.3215
  10/25/98 10.3216
  11/25/98 10.3216
  12/25/98 10.3217
  01/25/99 10.3217
  02/25/99 10.3123
  03/25/99 10.3124
  04/25/99 10.3753
  05/25/99 10.4342
  06/25/99  9.9342
  07/25/99  9.9494
  08/25/99  9.9494
  09/25/99  9.9494
  10/25/99  9.9495
  11/25/99  9.9495
  12/25/99  9.9496
  01/25/00  9.9496

  02/25/00  9.9496
  03/25/00  9.9497
  04/25/00  9.9497
  05/25/00  9.9498
  06/25/00  9.9498
  07/25/00  9.9499
  08/25/00  9.9499
  09/25/00  9.9659
  10/25/00  9.9659
  11/25/00  9.9660
  12/25/00  9.9660
  01/25/01  9.9661
  02/25/01  9.9661
  03/25/01  9.9662
  04/25/01 10.0097
  05/25/01 10.0282
  06/25/01 10.0282
  07/25/01 10.0340
  08/25/01 10.0341
  09/25/01 10.0341
  10/25/01 10.0342
  11/25/01 10.0342
  12/25/01 10.0343

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


            Available
            Funds
  Period    Cap
- - ------------------------
  01/25/02 10.0343
  02/25/02 10.0344
  03/25/02 10.0344
  04/25/02 10.0345
  05/25/02 10.0345
  06/25/02 10.0346
  07/25/02 10.0346
  08/25/02 10.0347
  09/25/02 10.0347
  10/25/02 10.0348
  11/25/02 10.0348
  12/25/02 10.0349
  01/25/03 10.0349
  02/25/03 10.0350
  03/25/03 10.0350

  04/25/03 10.0351
  05/25/03 10.0352
  06/25/03 10.0352
  07/25/03 10.0353
  08/25/03 10.0353

  09/25/03 10.0354
  10/25/03 10.0354
  11/25/03 10.0355
  12/25/03 10.0355
  01/25/04 10.0356
  02/25/04 10.0357
  03/25/04 10.0357
  04/25/04 10.0358
  05/25/04 10.0358
  06/25/04 10.0359
  07/25/04 10.0360
  08/25/04 10.0360
  09/25/04 10.0361
  10/25/04 10.0361
  11/25/04 10.0362
  12/25/04 10.0363
  01/25/05 10.0363
  02/25/05 10.0364
  03/25/05 10.0365
  04/25/05 10.0365
  05/25/05 10.0366
  06/25/05 10.0367
  07/25/05 10.0367
  08/25/05 10.0368
  09/25/05 10.0369
  10/25/05 10.0369
  11/25/05 10.0370
  12/25/05 10.0371
  01/25/06 10.0371
  02/25/06 10.0372
  03/25/06 10.0373
  04/25/06 10.0373
  05/25/06 10.0374
  06/25/06 10.0375
  07/25/06 10.0375
  08/25/06 10.0376
  09/25/06 10.0377
  10/25/06 10.0378
  11/25/06 10.0378
  12/25/06 10.0379
  01/25/07 10.0380
  02/25/07 10.0381
  03/25/07 10.0381
  04/25/07 10.0382
  05/25/07 10.0383
  06/25/07 10.0384
  07/25/07 10.0385
  08/25/07 10.0385
  09/25/07 10.0386
  10/25/07 10.0387
  11/25/07 10.0388
  12/25/07 10.0389

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A

DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


            Available
            Funds
  Period    Cap
- - ------------------------
  01/25/08 10.0389
  02/25/08 10.0390
  03/25/08 10.0391
  04/25/08 10.0392
  05/25/08 10.0393
  06/25/08 10.0394
  07/25/08 10.0395
  08/25/08 10.0395
  09/25/08 10.0396
  10/25/08 10.0397
  11/25/08 10.0398
  12/25/08 10.0399
  01/25/09 10.0400
  02/25/09 10.0401
  03/25/09 10.0402
  04/25/09 10.0403
  05/25/09 10.0404
  06/25/09 10.0405
  07/25/09 10.0405
  08/25/09 10.0406
  09/25/09 10.0407
  10/25/09 10.0408
  11/25/09 10.0409

  12/25/09 10.0410
  01/25/10 10.0411
  02/25/10 10.0412
  03/25/10 10.0413
  04/25/10 10.0414
  05/25/10 10.0415
  06/25/10 10.0417
  07/25/10 10.0418
  08/25/10 10.0419
  09/25/10 10.0420
  10/25/10 10.0421
  11/25/10 10.0422
  12/25/10 10.0423
  01/25/11 10.0424
  02/25/11 10.0425
  03/25/11 10.0426
  04/25/11 10.0428
  05/25/11 10.0429
  06/25/11 10.0430
  07/25/11 10.0431
  08/25/11 10.0432
  09/25/11 10.0433

  10/25/11 10.0435
  11/25/11 10.0436
  12/25/11 10.0437
  01/25/12 10.0438
  02/25/12 10.0440
  03/25/12 10.0441
  04/25/12 10.0442
  05/25/12 10.0443
  06/25/12 10.0445
  07/25/12 10.0446
  08/25/12 10.0447
  09/25/12 10.0449
  10/25/12 10.0450
  11/25/12 10.0451
  12/25/12 10.0453
  01/25/13 10.0454
  02/25/13 10.0456
  03/25/13 10.0457
  04/25/13 10.0459
  05/25/13 10.0460
  06/25/13 10.0461
  07/25/13 10.0463
  08/25/13 10.0464
  09/25/13 10.0466
  10/25/13 10.0467
  11/25/13 10.0469
  12/25/13 10.0471.........

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.